Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED GUARANTY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AGREEMENT (such agreement, as amended, supplemented, restated or replaced from time to time, the “Agreement”) dated May 4, 2010, effective as of May 21, 2010, is made by NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successors and assigns, “NewStar”), as the guarantor hereunder (in such capacity, the “Guarantor”), in favor of NATIXIS FINANCIAL PRODUCTS INC. (formerly known as IXIS Financial Products, Inc.), as Administrative Agent for the benefit of the Secured Parties under the Secured Loan and Servicing Agreement (as defined herein) (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, Guarantor previously entered into the Guaranty Agreement dated as of August 26, 2005 (such agreement, as amended, supplemented, restated or replaced prior to the effective date hereof, the “Existing Agreement”) in favor of the Administrative Agent.

WHEREAS, NewStar has entered into that certain Amended and Restated Secured Loan and Servicing Agreement, dated as of May 4, 2010, effective as of May 21, 2010, by and among NewStar Short-Term Funding LLC, as the borrower, NewStar Financial, Inc., as originator and servicer, MMP-7 Funding, LLC, as the lender, NATIXIS Financial Products, Inc., as the administrative agent, and U.S. Bank National Association, as trustee (as amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement.

WHEREAS, it is a condition precedent to the making of Advances by the Lender under the Secured Loan and Servicing Agreement that NewStar shall have executed and delivered the Existing Agreement.

WHEREAS, the Guarantor now wishes to amend and restate the Existing Agreement in its entirety in order to document certain changes agreed to by the Guarantor, Trustee, and Administrative Agent.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make Advances under the Secured Loan and Servicing Agreement, the Guarantor hereby agrees as follows:

SECTION 1. Unconditional Undertakings.

(a) The Guarantor hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Trustee on behalf of the Secured Parties to cause the due and punctual performance and observance by the Borrower and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Borrower to be performed or observed under the Secured Loan and Servicing Agreement and the other Transaction Documents, including the full and punctual payment when due of all obligations of the Borrower now existing or hereafter arising under the Secured Loan and Servicing Agreement and the other Transaction Documents, whether for indemnification payments, fees, expenses, post-petition interest or otherwise (such terms, covenants, conditions, agreements, undertakings and other obligations being the “Borrower Obligations”), and agrees to pay any and all expenses (including reasonable fees and expenses of counsel) incurred by the Trustee and the Administrative Agent in enforcing any rights under this Agreement.

(b) In the event that the Borrower shall fail in any manner whatsoever to perform or observe any of the Borrower Obligations when the same shall be required to be performed or observed under the Secured Loan and Servicing Agreement or any such other document, then the Guarantor will itself duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Borrower Obligation, and it shall not be a condition to the accrual of the obligation of the Guarantor hereunder to perform or observe any Borrower Obligation that the Trustee or the Administrative Agent shall have first made any request of or demand upon or given any notice to the Guarantor or to the Borrower or their respective successors or assigns, or have instituted any action or proceeding against the Guarantor or the Borrower or their respective successors or assigns in respect thereof.

SECTION 2. Obligations Absolute.

The Guarantor undertakes that the Borrower Obligations will be performed or paid strictly in accordance with the terms of the Secured Loan and Servicing Agreement and the other Transaction Documents, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee or the Administrative Agent with respect thereto. The obligations of the Guarantor under this Agreement are independent of its Borrower Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Agreement shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of the Secured Loan and Servicing Agreement or any other Transaction Document;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Borrower Obligations, or any other amendment or waiver of or any consent to departure from the Secured Loan and Servicing Agreement or any other Transaction Document, including, without limitation, any increase in the Borrower Obligations resulting from additional Advances or otherwise;

(iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Borrower Obligations;

(iv) any manner of application of collateral, or proceeds thereof to all or any of the Borrower Obligations, or any manner of sale or other disposition of any collateral for all or any of the Borrower Obligations or any other assets of the Borrower;

(v) any change, restructuring or termination of the organizational structure or existence of the Borrower;

(vi) any other circumstance that might otherwise constitute a defense (other than payment and performance) available to, or a discharge of the Borrower or the Guarantor from, its obligations hereunder or under any other Transaction Document.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Borrower Obligations, as applicable, is rescinded or must otherwise be returned by the Trustee, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though payment had not been made.

SECTION 3. Waiver.

The Guarantor hereby waives promptness, diligence, presentment, notice of acceptance, marshalling of assets and any other notice with respect to any of the Borrower Obligations and this Agreement and any requirement that the Trustee, for the benefit of the Secured Parties or any other Person, protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral. The Guarantor further waives any rights of set-off or counterclaim which it may have with respect to its obligations under this Agreement.

SECTION 4. Subrogation.

The Guarantor hereby waives and releases all rights of subrogation against the Borrower and its property and all rights of indemnification, contribution and reimbursement from the Borrower and its property, in each case in connection with this Agreement and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

SECTION 5. Representations and Warranties.

The Guarantor hereby represents and warrants as follows :

(a) Organization and Good Standing. The Guarantor has been duly organized and is validly existing as a corporation, in good standing under the laws of the State of Delaware, with all requisite organizational power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(b) Due Qualification. The Guarantor is duly qualified to do business as a corporation, and is in good standing as a corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and or the conduct of its business requires such qualification, licenses or approvals.

(c) Power and Authority; Due Authorization; Execution and Delivery. The Guarantor (i) has all necessary power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary organizational action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. This Agreement and each other Transaction Document to which the Guarantor is a party have been duly executed and delivered by the Guarantor.

(d) Binding Obligation. This Agreement and each other Transaction Document to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Guarantor’s organizational documents or any Contractual Obligation of the Guarantor, (ii) result in the creation or imposition of any Lien upon any of the Guarantor’s properties pursuant to the terms of any such Contractual Obligation other than this Agreement, or (iii) violate any Applicable Law.

(f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Guarantor, threatened against the Guarantor, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Guarantor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Guarantor is a party or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

(g) All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Guarantor of this Agreement and any other Transaction Document to which the Guarantor is a party have been obtained.

(h) Information Accurate. Each item of information, financial statement, document, book, record or report furnished or to be furnished at any time by the Guarantor to the Administrative Agent in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Administrative Agent at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(i) Ownership of Borrower. NewStar is the beneficial owner of one hundred percent (100%) of the membership interests of the Borrower, subject to the pledge of the membership interests of the Borrower to secured the Fortress Notes.

(j) Seniority of Obligations. The obligations of the Guarantor under this Agreement do rank and will rank at least pari passu in priority of payment with all other Indebtedness of the Guarantor. There is no Lien, and no other type of preferential arrangement, upon or with respect to any of the properties or income of the Guarantor, which secures debt of any Person, except as disclosed on Schedule I attached hereto and made a part hereof.

SECTION 6. Covenants.

The Guarantor covenants and agrees that, until the later of the Termination Date and the Collection Date, the Guarantor will, unless the Administrative Agent shall otherwise consent in writing:

(a) Compliance with Law. The Guarantor will comply in all material respects with all Applicable Law, with respect to it, its business and properties.

(b) Preservation of Organizational Existence. The Guarantor will preserve and maintain its organizational existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as, a corporation, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

(c) Reporting Requirements. Furnish to the Administrative Agent:

(i) within 45 days after the end of each fiscal quarter of the Guarantor, unaudited balance sheets of the Guarantor, commencing September 30, 2005;

(ii) within 90 days after the end of each fiscal year of the Guarantor, audited financial statements of the Guarantor, commencing December 31, 2005;

(iii) immediate written notice of the occurrence of each Termination Event and each Unmatured Termination Event of which the Guarantor has knowledge or has received notice. In addition, no later than five Business Days following the Guarantor’s knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event, the Guarantor will provide to the Administrative Agent a written statement of the chief financial officer or chief accounting officer of the Guarantor setting forth details of such event and the action that the Guarantor has taken and proposes to take with respect thereto;

(iv) promptly after the sending or filing thereof copies (if any) of all reports which the Guarantor sends to any holders of its equity interests, and copies (if any) of all reports and registration statements which the Guarantor files with the Securities and Exchange Commission or any national securities exchange;

(v) promptly after the filing or receiving thereof, copies of all reports and notices, (if any), which the Guarantor or any consolidated affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Guarantor or any consolidated affiliate receives from any of the foregoing or from any multi-employer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Guarantor or any consolidated affiliate thereof is or was, within the preceding five years, a contributing employer; and

(vi) such other information, documents, records or reports respecting the financial condition of the Guarantor or any of its Affiliates as the Administrative Agent may from time to time reasonably request.

(d) Interest Ownership of Borrower. NewStar shall be the owner of one hundred percent (100%) of the membership interests of the Borrower, subject to the pledge of the membership interests of the Borrower to secure the Fortress Notes.

SECTION 7. Governing Law, Consent to Jurisdiction, Waiver Jury Trial, Waiver of Immunities.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(c) Nothing in this Section shall affect the right of the Trustee or the Administrative Agent to serve legal process in any other manner permitted by law or affect the right of the Trustee or the Administrative Agent to bring any action or proceeding against a Guarantor or its property in the courts of any other jurisdictions.

(d) To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

SECTION 8. Amendments, Etc.

No amendment or waiver of any provision of this Agreement or consent to any departure by the Guarantor herefrom shall be effective unless in a writing signed by the Trustee and the Administrative Agent (and, in the case of any amendment, also signed by the Guarantor), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 9. Addresses for Notices.

All notices and other communications hereunder shall be in writing (which shall include facsimile communication) and faxed or delivered, if to the Administrative Agent, at its address at 9 West 57th Street, 36th Floor, New York, New York 10019, Attention: Yazmin Vasconez and Evelyn Clarke, Facsimile No. (646) 282-2361, if to NewStar, at its address at 500 Boylston Street, Boston, Massachusetts 02116 or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Notices and communications by facsimile shall be effective when sent, and notices and communications sent by other means shall be effective when received.

SECTION 10. No Waiver; Remedies.

No failure on the part of the Trustee or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 11. Continuing Agreement; Assignments under Secured Loan and Servicing Agreement.

This Agreement is a continuing agreement and shall (i) remain in full force and effect until the final payment and performance in full of the Borrower Obligations and the payment of the Aggregate Unpaids in cash, (ii) be binding upon the Guarantor and its successors and assigns, and (iii) inure to the benefit of and be enforceable by, the Trustee, the Administrative Agent, and their respective successors, transferees and assigns.

SECTION 12. Counterparts.

This Amendment may be executed in any number of counterparts (including by facsimile or in portable document format (PDF)), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

SECTION 13. No Novation.

This Agreement amends and restates the Existing Agreement. This Agreement shall not effect a novation of the obligations of the parties under the Existing Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

NEWSTAR FINANCIAL, INC.

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

Consented and Agreed To By:

NATIXIS FINANCIAL PRODUCTS, INC.

By:	/s/ DAVID A. POWAR
Name: David A. Powar
Title: Managing Director

By:	/s/ ADAM W. TRUE
Name: Adam W. True
Title: Managing Director, Senior Counsel

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ KYLE HARCOURT
Name: Kyle Harcourt
Title: Vice President

[Amended and Restated Guaranty Agreement]

SCHEDULE I

The following documents each create a Lien on the property or income of the Guarantor, which documents may be amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time and, with respect to clauses (a)-(c) and (f)-(j), may be subject to true sale and non-consolidation opinions:

(a) The Secured Loan and Servicing Agreement dated as of August 26, 2005 by and among NewStar Financial, Inc., as the Originator and as the Servicer, NewStar Short-Term Funding LLC, as the Borrower, MMP-7 Funding, LLC, (as successor by assignment from MMP-5 Funding, LLC), as the Lender, NATIXIS Financial Products Inc. (formerly known as IXIS Financial Products Inc.), as the Administrative Agent, U.S. Bank National Association, a national banking association, not in its individual capacity but as the Trustee, and the related transaction documents.

(b) The Note Purchase Agreement dated as of November 19, 2008 by and among NewStar Financial, Inc., as the Servicer and the Seller, NewStar Warehouse Funding 2005 LLC, as the Issuer, each of the Investors and Liquidity Banks from time to time party thereto and Citicorp North America, Inc., as the Note Purchaser Agent, and the related transaction documents.

(c) The Third Amended and Restated Sale and Servicing Agreement dated as of July 15, 2009 by and among NewStar Financial, Inc., as the Originator and the Servicer, NewStar CP Funding LLC, as the Seller, each of the Conduit Purchasers, Institutional Purchasers and Purchaser Agents from time to time party thereto, Wells Fargo Securities, LLC (formerly known as Wachovia Capital Markets LLC), as the Administrative Agent, U.S. Bank National Association, not in its individual capacity but as the Trustee and Lyon Financial Services, Inc., not in its individual capacity but as the Backup Servicer, and the related transaction documents.

(d) The Master Equipment Lease Agreement dated as of January 14, 2005 by and between Relational, LLC, as Lessor and NewStar Financial, Inc., as Lessee.

(e) The Note Agreement dated as of January 5, 2010 by and among NewStar Financial, Inc., the Holders from time to time party thereto and Fortress Credit Corp. not in its individual capacity but as the Administrative Agent, and the Pledge and Security Agreement dated as of January 5, 2010 by and among NewStar Financial, Inc., the subsidiaries of NewStar Financial, Inc. from time to time party thereto and Fortress Credit Corp. not in its individual capacity but as the Administrative Agent.

(f) The Sale and Servicing Agreement dated as of August 10, 2005 by and among NewStar Trust 2005-1, as the Issuer, NewStar LLC 2005-1, as the Trust Depositor, NewStar Financial, Inc., as the Originator and the Servicer, U.S. Bank National Association, not in its individual capacity but as the Indenture Trustee, Lyon Financial Services, Inc., not in its individual capacity but as the Backup Servicer and Wilmington Trust Company, not in its individual capacity but as the Owner Trustee, and the related transaction documents.

(g) The Sale and Servicing Agreement dated as of June 8, 2006 by and among NewStar Commercial Loan Trust 2006-1, as the Issuer, NewStar Commercial Loan LLC 2006-1, as the Trust Depositor, NewStar Financial, Inc., as the Originator and the Servicer, U.S. Bank National Association, not in its individual capacity but as the Trustee, Lyon Financial Services, Inc., not in its individual capacity but as the Backup Servicer and Wilmington Trust Company, not in its individual capacity but as the Owner Trustee, and the related transaction documents.

(h) The Sale and Servicing Agreement dated as of May 15, 2007 by and among NewStar Commercial Loan Trust 2007-1, as the Issuer, NewStar Commercial Loan LLC 2007-1, as the Trust Depositor, NewStar Financial, Inc., as the Originator and the Servicer, U.S. Bank National Association, not in its individual capacity but as the Trustee, Lyon Financial Services, Inc., not in its individual capacity but as the Backup Servicer and Wilmington Trust Company, not in its individual capacity but as the Owner Trustee, and the related transaction documents.

(i) The Sale and Servicing Agreement dated as of January 7, 2010 by and among NewStar Commercial Loan Trust 2009-1, as the Issuer, NewStar Commercial Loan LLC 2009-1, as the Trust Depositor, NewStar Financial, Inc., as the Originator and the Servicer, U.S. Bank National Association, not in its individual capacity but as the Trustee and Wilmington Trust Company, not in its individual capacity but as the Owner Trustee, and the related transaction documents.

(j) Any future warehouse facility, term financing or securitization vehicle implemented by NewStar Financial, Inc.